Exhibit 99.2

EverBank Financial Corp and Subsidiaries

Quarterly Financial Tables

March 31, 2012

Table of Contents

Table 1	Financial Highlights

Table 2	Consolidated Statements of Income

Table 3	Consolidated Balance Sheets

Table 4	Average Balances and Interest Rates

Table 5	Analysis of Change in Net Interest Income

Table 6	General and Administrative Expense

Table 7a	Investment Securities

Table 7b	Loans and Leases Held for Investment

Table 7c	Deposits

Table 8	Non-Performing Assets

Table 9	Credit Reserves

	Table 9a	Allowance for Loan and Lease Losses Activity
	Table 9b	Allowance for Loan and Lease Losses Ratios
	Table 9c	Reserves for Repurchase Obligations for Loans Sold or Securitized
	Table 9d	Reserves for Repurchase Obligations for Loan Serviced

Table 10	Selected Quarterly Financial Data

Table 11	Reconciliation of Non-GAAP Measures

	Table 11a	Adjusted Net Income Attributable to the Company from Continuing Operations
	Table 11b	Tangible Equity, Adjusted Tangible Equity and Tangible Assets
	Table 11c	Core Deposits

Table 12	Business Segments Selected Financial Information

Table 13	Selected Historical Financial Data

EverBank Financial Corp and Subsidiaries

Financial Highlights	Table 1

	As of and for the Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands, except per share amounts)	2012	2011	2011

Operating Results:
Net interest income	$115,623	$114,838	$113,693
Provision for loan and lease losses	11,355	10,412	18,030
Noninterest income	73,193	60,961	65,852
Noninterest expense	158,821	147,660	145,239
Net income	11,846	13,760	9,416
Net earnings per common share, basic	0.08	0.15	0.09
Net earnings per common share, diluted	0.08	0.14	0.09

Performance Metrics:
Adjusted net income attributable to the Company from continuing operations (1)	$27,254	$31,937	$24,535
Adjusted net earnings per common share, basic (2)	0.29	0.34	0.26
Adjusted net earnings per common share, diluted (2)	0.28	0.33	0.25
Yield on interest-earning assets	4.96%	5.02%	5.64%
Cost of interest-bearing liabilities	1.16	1.22	1.54
Net interest spread	3.80	3.80	4.10
Net interest margin	3.97	3.94	4.33
Return on average assets	0.36	0.43	0.32
Return on average equity	4.81	5.62	3.68
Adjusted return on average assets (3)	0.83	0.99	0.82
Adjusted return on average equity (3)	11.05	13.04	9.58

Credit Quality Ratios:
Adjusted non-performing assets as a percentage of total assets (4)	1.63%	1.86%	1.82%
ALLL as a percentage of loans and leases held for investment (excluding ASC 310-30) (5)	0.94	1.15	1.47

Capital Ratios:
Tier 1 (core) capital ratio (bank level) (6)	7.7%	8.0%	8.7%
Total risk-based capital ratio (bank level) (7)	15.2	15.7	16.9
Tangible equity to tangible assets (8)	7.1	7.3	8.4

Deposit Metrics:
Total core deposits as a percentage of total deposits (9)	95.5%	95.1%	97.7%
Deposit growth (trailing 12 months)	9.0	6.0	31.0

Banking and Wealth Management Metrics:
Efficiency ratio (10)	45.2%	44.0%	49.1%

Mortgage Banking Metrics:
Unpaid principal balance of loans originated	$1,906,275	$1,981,171	$1,219,916
Unpaid principal balance of loans serviced for the Company and others	53,645,997	54,838,057	57,681,853

Net Tangible Book Value Per as Converted Common Share:
Excluding accumulated other comprehensive loss (11)	$11.35	$11.27	$10.80
Including accumulated other comprehensive loss (12)	10.40	10.12	10.71

Average Balance Sheet Data:
Cash and cash equivalents	$200,827	$237,430	$1,388,928
Investment securities	2,182,453	2,618,069	2,284,206
Loans held for sale	2,706,953	2,373,420	931,776
Loans and leases held for investment, net	6,575,322	6,308,249	5,989,673
Total assets	13,059,588	12,921,587	11,934,570
Deposits	10,443,497	10,411,065	9,708,497
Total liabilities	12,073,459	11,927,350	10,891,889
Total shareholders’ equity	986,129	994,237	1,042,681

Period End Balance Sheet Data:
Cash and cash equivalents	$384,723	$294,981	$650,030
Investment securities	2,228,305	2,191,832	2,852,768
Loans held for sale	2,530,966	2,725,286	615,289
Loans and leases held for investment, net	7,244,933	6,441,516	6,445,563
Total assets	13,774,821	13,041,678	11,889,363
Deposits	10,552,960	10,265,763	9,685,489
Total liabilities	12,780,132	12,074,013	10,868,779
Total shareholders’ equity	994,689	967,665	1,020,584

See Notes to Financial Highlights

EverBank Financial Corp and Subsidiaries

Financial Highlights - Notes

(1)	Adjusted net income attributable to the Company from continuing operations includes adjustments to our net income attributable to the Company from continuing operations for certain material items that we believe are not reflective of our ongoing business or operating performance, including the Tygris and Bank of Florida acquisitions. For a reconciliation of adjusted net income attributable to the Company from continuing operations to net income attributable to the Company from continuing operations, which is the most directly comparable GAAP measure, see Table 11a.
(2)	Both basic and diluted adjusted net earnings per common share are calculated using a numerator based on adjusted net income attributable to the Company from continuing operations. Adjusted net earnings per common share, basic is a non-GAAP financial measure and its most directly comparable GAAP measure is net earnings per common share, basic. Adjusted net earnings per common share, diluted is a non-GAAP financial measure and its most directly comparable GAAP measure is net earnings per common share, diluted. For 2012, both basic and diluted adjusted net earnings per common share have been adjusted to exclude the impact of the $4.5 million special cash dividend paid to holders of the Series A Preferred Stock which immediately preceded the conversion of all Series A Preferred Stock shares into common stock.
(3)	Adjusted return on average assets equals adjusted net income attributable to the Company from continuing operations divided by average total assets and adjusted return on average equity equals adjusted net income attributable to the Company from continuing operations divided by average shareholders’ equity. Adjusted net income attributable to the Company from continuing operations is a non-GAAP measure of our financial performance and its most directly comparable GAAP measure is net income attributable to the Company from continuing operations. For a reconciliation of net income attributable to the Company from continuing operations to adjusted net income attributable to the Company from continuing operations, see Table 11a.
(4)	We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government-insured pool buyout loans for which payment is insured by the government. We also exclude loans, leases, and foreclosed property acquired in the Tygris and Bank of Florida acquisitions accounted for under ASC 310-30 or by analogy because, as of March 31, 2012, we expected to fully collect the carrying value of such loans, leases and foreclosed property. For more detailed information on NPA, see Table 8.
(5)	ALLL as a percentage of loans and leases held for investment (excluding ASC 310-30) equals the ALLL excluding the portion related to loans and leases accounted for under ASC 310-30 divided by loans and leases held for investment excluding loans and leases accounted for under ASC 310-30. For more detailed information on the ALLL, see Table 9a and Table 9b.
(6)	Calculated as Tier 1 (core) capital divided by adjusted total assets. Total assets are adjusted for goodwill, deferred tax assets disallowed from Tier 1 (core) capital and other regulatory adjustments.
(7)	Calculated as total risk-based capital divided by total risk-weighted assets. Risk-based capital includes Tier 1 (core) capital, allowance for loan and lease losses, subject to limitations, and other regulatory adjustments.
(8)	Calculated as tangible shareholders’ equity divided by tangible assets, after deducting goodwill and intangible assets from the numerator and the denominator. Tangible equity to tangible assets is a non-GAAP financial measure, and the most directly comparable GAAP financial measure for tangible equity is shareholders’ equity and the most directly comparable GAAP financial measure for tangible assets is total assets. For a reconciliation tangible equity to shareholders’ equity and a reconciliation of tangible assets to total assets, see Table 11b.
(9)	We measure core deposits as a percentage of total deposits to monitor the amount of our deposits that we believe demonstrate characteristics of being long-term, stable sources of funding. We define core deposits as deposits in which we interface directly with our customers. These deposits include demand deposits, negotiable order of withdrawal accounts, other transaction accounts, escrow deposits, money market deposit accounts, savings deposits, and time deposits where we maintain a primary customer relationship. Our definition of core deposits differs from regulatory and industry definitions, which generally exclude time deposits with balances greater than $100,000 and/or deposits generated from sources under which marketing fees are paid as a percentage of the deposit. Because the balances held by our customers and methods by which we pay our marketing sources have not impacted the stability of our funding sources, in our determination of what constitutes a “core” deposit, we have focused on what we believe drives funding stability, i.e., whether we maintain the primary customer relationships. We occasionally participate in Promontory Interfinancial Network, LLC’s CDARS One-Way BuySM products and bulk orders of master certificates through deposit brokers, including investment banking and brokerage firms, to manage our liquidity needs. Because these deposits do not allow us to maintain the primary customer relationship, we do not characterize such deposits as core deposits. For a reconciliation of core deposits to total deposits, see Table 11c.
(10)	The efficiency ratio represents noninterest expense from our Banking and Wealth Management segment as a percentage of total revenues from our Banking and Wealth Management segment. We use the efficiency ratio to measure noninterest costs expended to generate a dollar of revenue. Because of the significant costs we incur and fees we generate from activities related to our mortgage production and servicing operations, we believe the efficiency ratio is a more meaningful metric when evaluated within our Banking and Wealth Management segment. For additional information on the efficiency ratio, see Table 12.
(11)	Calculated as adjusted tangible shareholders’ equity divided by shares of common stock. Adjusted tangible shareholders’ equity equals shareholders’ equity less goodwill, other intangible assets and accumulated other comprehensive loss (see Table 11b). Net tangible book value per as converted common share is calculated using a denominator that includes actual period end common shares outstanding and additional common shares assuming conversion of all outstanding preferred stock to common stock. Net tangible book value per as converted common share excluding accumulated other comprehensive loss is a non-GAAP financial measure, and its most directly comparable GAAP financial measure is book value per common share.
(12)	Calculated as tangible shareholders’ equity divided by shares of common stock. Tangible shareholders’ equity equals shareholders’ equity less goodwill and other intangible assets (see Table 11b). Net tangible book value per as converted common share is calculated using a denominator that includes actual period end common shares outstanding and additional common shares assuming conversion of all outstanding preferred stock to common stock. Net tangible book value per as converted common share including accumulated other comprehensive loss is a non-GAAP financial measure, and its most directly comparable GAAP financial measure is book value per common share.

EverBank Financial Corp and Subsidiaries

Consolidated Statements of Income	Table 2

	Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands, except per share data)	2012	2011	2011

Interest Income
Interest and fees on loans and leases	$124,778	$121,519	$122,993
Interest and dividends on investment securities	20,549	24,072	26,244
Other interest income	104	120	842

Total interest income	145,431	145,711	150,079

Interest Expense
Deposits	20,974	21,452	26,190
Other borrowings	8,834	9,421	10,196

Total interest expense	29,808	30,873	36,386

Net Interest Income	115,623	114,838	113,693
Provision for loan and lease losses	11,355	10,412	18,030

Net Interest Income after Provision for Loan and Lease Losses	104,268	104,426	95,663

Noninterest Income
Loan servicing fee income	45,556	45,416	48,876
Amortization and impairment of mortgage servicing rights	(44,483)	(47,208)	(22,788)

Net loan servicing income	1,073	(1,792)	26,088

Gain on sale of loans	48,177	33,439	13,477
Loan production revenue	7,437	7,958	6,407
Deposit fee income	6,239	6,568	5,160
Other lease income	8,663	8,761	6,732
Other	1,604	6,027	7,988

Total noninterest income	73,193	60,961	65,852

Noninterest Expense
Salaries, commissions and other employee benefits expense	66,590	61,320	57,373
Equipment expense	15,948	13,641	10,760
Occupancy expense	5,349	5,381	4,540
General and administrative expense	70,934	67,318	72,566

Total noninterest expense	158,821	147,660	145,239

Income before Income Taxes	18,640	17,727	16,276
Provision for Income Taxes	6,794	3,967	6,860

Net Income	$11,846	$13,760	$9,416

Net Income Allocated to Participating Preferred Stock	$5,879	$2,799	$2,407
Net Income Allocated to Common Shareholders	$5,967	$10,961	$7,009
Net Earnings per Common Share, Basic	$0.08	$0.15	$0.09
Net Earnings per Common Share, Diluted	$0.08	$0.14	$0.09

EverBank Financial Corp and Subsidiaries

Consolidated Balance Sheets	Table 3

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollars in thousands, except per share data)	2012	2011	2011	2011	2011

Assets
Cash and due from banks	$29,142	$31,441	$58,231	$30,461	$31,527
Interest-bearing deposits in banks	355,581	263,540	401,047	653,129	618,503

Total cash and cash equivalents	384,723	294,981	459,278	683,590	650,030

Investment securities:
Available for sale, at fair value	1,937,748	1,903,922	2,387,672	2,656,412	2,522,286
Held to maturity	190,642	189,518	183,518	186,216	189,271
Other investments	99,915	98,392	79,906	87,784	141,211

Total investment securities	2,228,305	2,191,832	2,651,096	2,930,412	2,852,768

Loans held for sale	2,530,966	2,725,286	1,792,687	792,396	615,289

Loans and leases held for investment:
Covered by loss share or indemnification agreements	788,129	841,146	911,756	990,984	1,066,925
Not covered by loss share or indemnification agreements	6,535,058	5,678,135	5,369,735	5,865,261	5,468,297

Loans and leases held for investment, net of unearned income	7,323,187	6,519,281	6,281,491	6,856,245	6,535,222
Allowance for loan and lease losses	(78,254)	(77,765)	(83,827)	(89,209)	(89,659)

Total loans and leases held for investment, net	7,244,933	6,441,516	6,197,664	6,767,036	6,445,563

Equipment under operating leases, net	67,899	56,399	42,954	35,283	23,078
Mortgage servicing rights (MSR), net	462,420	489,496	519,828	553,319	568,645
Deferred income taxes, net	143,218	151,634	127,282	106,333	123,779
Premises and equipment, net	45,744	43,738	43,186	41,767	39,914
Other assets	666,613	646,796	716,789	610,038	570,297

Total Assets	$13,774,821	$13,041,678	$12,550,764	$12,520,174	$11,889,363

Liabilities
Deposits
Noninterest-bearing	$1,367,592	$1,234,615	$1,284,567	$958,919	$841,076
Interest-bearing	9,185,368	9,031,148	8,922,378	8,977,535	8,844,413

Total deposits	10,552,960	10,265,763	10,206,945	9,936,454	9,685,489

Other borrowings	1,706,298	1,257,879	782,287	1,117,649	783,062
Trust preferred securities	103,750	103,750	103,750	103,750	103,750
Accounts payable and accrued liabilities	417,124	446,621	484,074	334,636	296,478

Total Liabilities	12,780,132	12,074,013	11,577,056	11,492,489	10,868,779

Shareholders’ Equity
Series A 6% Cumulative Convertible Preferred Stock	—	2	2	2	2
Series B 4% Cumulative Convertible Preferred Stock	1	1	1	1	1
Common Stock	780	751	750	750	748
Additional paid-in capital	562,327	561,247	560,547	559,650	557,969
Retained earnings	520,777	513,413	499,711	492,010	470,271
Accumulated other comprehensive loss	(89,196)	(107,749)	(87,303)	(24,728)	(8,407)

Total Shareholders’ Equity	994,689	967,665	973,708	1,027,685	1,020,584

Total Liabilities and Shareholders’ Equity	$13,774,821	$13,041,678	$12,550,764	$12,520,174	$11,889,363

EverBank Financial Corp and Subsidiaries

Average Balances and Interest Rates	Table 4a

	Three Months Ended March 31, 2012			Three Months Ended December 31, 2011			Three Months Ended March 31, 2011
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets:
Interest-earning assets:
Cash and cash equivalents	$165,116	$104	0.25%	$187,819	$120	0.25%	$1,351,051	$842	0.25%
Investment securities	2,083,922	20,271	3.89%	2,535,976	23,910	3.77%	2,146,832	26,000	4.85%
Other investments	98,531	278	1.13%	82,093	162	0.78%	137,374	244	0.72%
Loans held for sale	2,706,953	33,949	5.02%	2,373,420	29,698	5.01%	931,776	10,245	4.40%
Loans and leases held for investment:
Residential mortgages	4,683,368	48,088	4.11%	4,482,401	47,975	4.28%	4,210,961	52,166	4.96%
Commercial and commercial real estate	1,179,988	16,446	5.51%	1,166,538	15,973	5.36%	1,185,506	18,813	6.35%
Lease financing receivables	583,479	23,866	16.36%	529,741	25,402	19.18%	449,761	39,103	34.78%
Home equity lines	197,819	2,370	4.82%	203,262	2,403	4.69%	220,295	2,611	4.81%
Consumer and credit card	7,859	59	3.02%	9,878	68	2.73%	10,533	55	2.12%

Total loans and leases held for investment	6,652,513	90,829	5.45%	6,391,820	91,821	5.72%	6,077,056	112,748	7.42%

Total interest-earning assets	11,707,035	$145,431	4.96%	11,571,128	$145,711	5.02%	10,644,089	$150,079	5.64%

Noninterest-earning assets	1,352,553			1,350,459			1,290,481

Total assets	$13,059,588			$12,921,587			$11,934,570

Liabilities and Shareholders Equity:
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$2,107,758	$3,740	0.71%	$2,080,938	$3,747	0.71%	$2,040,899	$5,191	1.03%
Market-based money market accounts	450,688	852	0.76%	467,869	901	0.76%	400,696	1,033	1.05%
Savings and money market accounts, excluding market-based	3,772,238	7,048	0.75%	3,758,939	7,054	0.74%	3,569,606	9,232	1.05%
Market-based time	901,188	2,364	1.06%	932,850	2,432	1.03%	859,802	1,941	0.92%
Time, excluding market-based	1,906,910	6,970	1.47%	1,715,712	7,318	1.69%	1,844,096	8,793	1.93%

Total deposits	9,138,782	20,974	0.92%	8,956,308	21,452	0.95%	8,715,099	26,190	1.22%

Borrowings:
Trust preferred securities	103,750	1,418	5.50%	103,750	1,651	6.31%	105,194	1,655	6.38%
FHLB advances	1,062,178	7,329	2.78%	960,457	7,682	3.17%	768,915	8,457	4.46%
Repurchase agreements	22,295	87	1.57%	20,446	88	1.71%	20,675	84	1.65%
Other	36	—	0.00%	—	—	0.00%	17	—	0.00%

Total interest-bearing liabilities	10,327,041	29,808	1.16%	10,040,961	30,873	1.22%	9,609,900	36,386	1.54%

Noninterest-bearing demand deposits	1,304,715			1,454,757			993,398
Other noninterest-bearing liabilities	441,703			431,632			288,591

Total liabilities	12,073,459			11,927,350			10,891,889
Total shareholders’ equity	986,129			994,237			1,042,681

Total liabilities and shareholders’ equity	$13,059,588			$12,921,587			$11,934,570

Net interest income/spread		$115,623	3.80%		$114,838	3.80%		$113,693	4.10%

Net interest margin			3.97%			3.94%			4.33%

(1)	The average balances are principally daily averages, and, for loans, include both performing and non-performing balances.
(2)	Interest income on loans includes the effects of discount accretion and net deferred loan origination costs accounted for as yield adjustments.
(3)	All interest income was fully taxable for all periods presented.

EverBank Financial Corp and Subsidiaries

Analysis of Change in Net Interest Income	Table 5

	Three Months Ended March 31, 2012 Compared to December 31, 2011			Three Months Ended March 31, 2012 Compared to March 31, 2011
	Increase (Decrease) Due to			Increase (Decrease) Due to
(dollars in thousands)	Volume	Rate	Total	Volume	Rate	Total
Interest-earning assets:
Cash and cash equivalents	$(14)	$(2)	$(16)	$(737)	$(1)	$(738)
Investment securities	(4,237)	598	(3,639)	(759)	(4,970)	(5,729)
Other investments	32	84	116	(70)	104	34
Loans held for sale	4,155	96	4,251	19,420	4,284	23,704
Loans and leases held for investment:
Residential mortgages	2,139	(2,026)	113	5,826	(9,904)	(4,078)
Commercial and commercial real estate	179	294	473	(87)	(2,280)	(2,367)
Lease financing receivables	2,563	(4,099)	(1,536)	11,563	(26,800)	(15,237)
Home equity lines	(63)	30	(33)	(269)	28	(241)
Consumer and credit card	(14)	5	(9)	(14)	18	4

Total loans and leases held for investment	4,804	(5,796)	(992)	17,019	(38,938)	(21,919)

Total change in interest income	4,740	(5,020)	(280)	34,873	(39,521)	(4,648)

Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$47	$(54)	$(7)	$171	$(1,622)	$(1,451)
Market-based money market accounts	(32)	(17)	(49)	131	(312)	(181)
Savings and money market accounts, excluding market-based	24	(30)	(6)	529	(2,713)	(2,184)
Market-based time	(81)	13	(68)	95	328	423
Time, excluding market-based	803	(1,151)	(348)	301	(2,124)	(1,823)

Total deposits	761	(1,239)	(478)	1,227	(6,443)	(5,216)

Borrowings:
Trust preferred securities	—	(233)	(233)	(23)	(214)	(237)
FHLB advances	802	(1,155)	(353)	3,252	(4,380)	(1,128)
Repurchase agreements	8	(9)	(1)	7	(4)	3
Other	—	—	—	—	—	—

Total change in interest expense	1,571	(2,636)	(1,065)	4,463	(11,041)	(6,578)

Total change in net interest income	$3,169	$(2,384)	$785	$30,410	$(28,480)	$1,930

(1)	The effect of changes in volume is determined by multiplying the change in volume by the previous period’s average yield/cost. Similarly, the effect of rate changes is calculated by multiplying the change in average yield/cost by the previous period’s volume. Changes applicable to both volume and rate have been allocated to rate.

EverBank Financial Corp and Subsidiaries

General and Administrative Expense	Table 6

	Three Months Ended
(dollars in thousands)	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011

Professional fees	$15,610	$18,584	$16,398	$13,187	$15,698
Credit-related expenses:
Foreclosure and OREO expense	10,959	11,309	3,333	8,764	11,900
Other credit-related expenses	11,810	8,585	13,883	9,556	15,520
FDIC premium assessment and other agency fees	9,261	6,397	12,402	4,961	5,272
Advertising and marketing expense	5,907	5,360	4,175	3,707	4,425
Other	17,387	17,083	12,792	8,475	19,751

Total general and administrative expense	$70,934	$67,318	$62,983	$48,650	$72,566

EverBank Financial Corp and Subsidiaries

Investment Securities	Table 7a

(dollars in thousands)	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011

Available for sale (at fair value):
Residential collateralized mortgage obligation (CMO) securities - agency	$87	$104	$242,916	$441,974	$453,689
Residential CMO securities - nonagency	1,929,794	1,895,818	2,136,518	2,206,203	2,060,293
Residential mortgage-backed securities (MBS) - agency	308	338	373	421	471
Other	7,559	7,662	7,865	7,814	7,833

Total investment securities available for sale	1,937,748	1,903,922	2,387,672	2,656,412	2,522,286

Held to maturity (at amortized cost):
Residential CMO securities - agency	151,919	159,882	156,491	160,687	163,412
Residential MBS - agency	28,263	19,132	22,041	20,543	20,873
Other	10,460	10,504	4,986	4,986	4,986

Total investment securities held to maturity	190,642	189,518	183,518	186,216	189,271

Other investments	99,915	98,392	79,906	87,784	141,211

Total investment securities	$2,228,305	$2,191,832	$2,651,096	$2,930,412	$2,852,768

Loans and Leases Held for Investment	Table 7b

(dollars in thousands)	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011

Residential mortgages	$5,277,707	$4,556,841	$4,394,958	$5,025,395	$4,686,279
Commercial and commercial real estate	1,237,376	1,165,384	1,153,781	1,133,500	1,159,461
Lease financing receivables	605,763	588,501	518,483	476,038	460,787
Home equity lines	195,178	200,112	205,865	210,654	217,022
Consumer and credit card	7,163	8,443	8,404	10,658	11,673

Loans and leases held for investment, net of unearned income	7,323,187	6,519,281	6,281,491	6,856,245	6,535,222
Allowance for loan and lease losses	(78,254)	(77,765)	(83,827)	(89,209)	(89,659)

Total loans and leases held of investment, net	$7,244,933	$6,441,516	$6,197,664	$6,767,036	$6,445,563

The balances presented above include:
Net purchased loan and lease discounts	$203,100	$237,170	$252,937	$266,517	$313,810
Net deferred loan and lease origination costs	$20,202	$19,057	$17,059	$14,993	$12,515

Deposits	Table 7c

(dollars in thousands)	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011

Noninterest-bearing demand	$1,367,592	$1,234,615	$1,284,567	$958,919	$841,076
Interest-bearing demand	2,123,042	2,124,306	2,065,199	2,040,866	2,056,987
Market-based money market accounts	444,667	455,204	487,914	466,477	411,105
Savings and money market accounts, excluding market-based	3,817,780	3,759,045	3,772,368	3,676,378	3,647,639
Market-based time	883,372	901,053	942,906	1,004,300	903,888
Time, excluding market-based	1,916,507	1,791,540	1,653,991	1,789,514	1,824,794

Total deposits	$10,552,960	$10,265,763	$10,206,945	$9,936,454	$9,685,489

EverBank Financial Corp and Subsidiaries

Non-Performing Assets (1)	Table 8

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollars in thousands)	2012	2011	2011	2011	2011
Non-accrual loans and leases:
Residential mortgages	$74,810	$81,594	$74,194	$65,130	$56,851
Commercial and commercial real estate	89,576	104,829	92,966	88,086	113,678
Lease financing receivables	1,861	2,385	1,745	1,986	3,224
Home equity lines	3,771	4,251	3,803	2,730	1,699
Consumer and credit card	571	419	471	641	729

Total non-accrual loans and leases	170,589	193,478	173,179	158,573	176,181
Accruing loans 90 days or more past due	5,119	6,673	4,808	4,584	5,288

Total non-performing loans (NPL)	175,708	200,151	177,987	163,157	181,469
Other real estate owned (OREO)	49,304	42,664	39,431	42,081	34,456

Total non-performing assets (NPA)	225,012	242,815	217,418	205,238	215,925
Troubled debt restructurings (TDR) less than 90 days past due	92,954	92,628	89,129	79,242	78,729

Total NPA and TDR (1)	$317,966	$335,443	$306,547	$284,480	$294,654

Total NPA and TDR	$317,966	$335,443	$306,547	$284,480	$294,654
Government-insured 90 days or more past due still accruing	1,530,665	1,570,787	883,478	762,461	529,247
Tygris and Bank of Florida loans and leases accounted for under ASC 310-30 or by analogy:
90 days or more past due	146,379	149,743	159,767	190,544	182,397
OREO	22,852	19,456	19,616	22,566	20,226

Total regulatory NPA and TDR	$2,017,862	$2,075,429	$1,369,408	$1,260,051	$1,026,524

Adjusted credit quality ratios excluding government-insured loans and loans and leases accounted for under ASC 310-30 or by analogy: (1)
NPL to total loans	1.80%	2.18%	2.23%	2.16%	2.57%
NPA to total assets	1.63	1.86	1.73	1.64	1.82
NPA and TDR to total assets	2.31	2.57	2.44	2.27	2.48

Credit quality ratios including government-insured loans and loans and leases accounted for under ASC 310-30 or by analogy:
NPL to total loans	18.95%	20.95%	15.28%	14.77%	12.65%
NPA to total assets	13.97	15.20	10.20	9.43	7.97
NPA and TDR to total assets	14.65	15.91	10.91	10.06	8.63

(1)	We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government-insured pool buyout loans for which payment is insured by the government. We also exclude loans, leases and foreclosed property acquired in the Tygris and Bank of Florida acquisitions accounted for under ASC 310-30 or by analogy because as of March 31, 2012, we expected to fully collect the carrying value of such loans, leases and foreclosed property.

EverBank Financial Corp and Subsidiaries

Allowance for Loan and Lease Losses Activity	Table 9a

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollars in thousands)	2012	2011	2011	2011	2011
ALLL, beginning of period	$77,765	$83,827	$89,209	$89,659	$93,689

Charge-offs:
Residential mortgages	6,694	12,242	9,778	5,406	9,238
Commercial and commercial real estate	2,294	2,475	6,058	1,825	9,088
Lease financing receivables	1,181	770	1,473	1,032	2,096
Home equity lines	1,108	1,727	763	1,144	2,172
Consumer and credit card	11	12	41	138	2

Total charge-offs	11,288	17,226	18,113	9,545	22,596

Recoveries:
Residential mortgages	143	23	12	6	5
Commercial and commercial real estate	168	649	792	65	522
Lease financing receivables	36	65	38	5	8
Home equity lines	61	11	2	10	1
Consumer and credit card	14	14	16	5	—

Total recoveries	422	762	860	91	536

Net charge-offs	10,866	16,464	17,253	9,454	22,060

Provision for loan and lease losses	11,355	10,412	12,258	9,004	18,030

Other	—	(10)	(387)	—	—

ALLL, end of period	$78,254	$77,765	$83,827	$89,209	$89,659

Net charge-offs to average loans held for investment	0.65%	1.03%	1.03%	0.58%	1.45%

Allowance for Loan and Lease Losses Ratios	Table 9b

(dollars in thousands)	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
ALLL	78,254	77,765	83,827	89,209	89,659
Loans and leases held for investment	7,323,187	6,519,281	6,281,491	6,856,245	6,535,222
ALLL as a percentage of loans and leases held for investment	1.07%	1.19%	1.33%	1.30%	1.37%

ALLL excluding portion related to loans and leases accounted for under ASC 310-30	58,625	61,776	71,799	78,135	78,854
Loans and leases held for investment excluding loans and leases accounted for under ASC 310-30	6,223,630	5,360,105	5,074,761	5,512,199	5,375,779
ALLL as a percentage of loans and leases held for investment (excluding ASC 310-30)	0.94%	1.15%	1.41%	1.42%	1.47%

EverBank Financial Corp and Subsidiaries

Reserves for Repurchase Obligations for Loans Sold or Securitized	Table 9c

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollars in thousands)	2012	2011	2011	2011	2011

Loan origination repurchase reserves, beginning of period	$32,000	$33,001	$33,209	$31,998	$26,798
Provision for new sales/securitizations	384	139	19	529	190
Provision for changes in estimate of existing reserves	5,850	1,198	2,617	4,914	8,038
Net realized losses on repurchases	(3,234)	(2,338)	(2,844)	(4,232)	(3,028)

Loan origination repurchase reserves, end of period	$35,000	$32,000	$33,001	$33,209	$31,998

Quarters of coverage at trailing 4 quarter realized loss rate	11	10

Reserves for Repurchase Obligations for Loans Serviced	Table 9d

	Three Months Ended
(dollars in thousands)	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011

Loan servicing repurchase reserves, beginning of period	$30,364	$28,799	$25,144	$28,450	$30,000
Provision for change in estimate of existing reserves	3,031	6,280	10,122	1,980	204
Net realized losses on repurchases	(2,968)	(4,715)	(6,467)	(5,286)	(1,754)

Loan servicing repurchase reserves, end of period	$30,427	$30,364	$28,799	$25,144	$28,450

Quarters of coverage at trailing 4 quarter realized loss rate	6	7

EverBank Financial Corp and Subsidiaries

Selected Quarterly Financial Data	Table 10

	As of and for the Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollars in thousands, except per share data)	2012	2011	2011	2011	2011
Quarterly Operating Results:
Interest Income
Interest and fees on loans and leases	$124,778	$121,519	$116,899	$118,527	$122,993
Interest and dividends on investment securities	20,549	24,072	27,201	29,333	26,244
Other interest income	104	120	197	273	842

Total interest income	145,431	145,711	144,297	148,133	150,079

Interest Expense
Deposits	20,974	21,452	23,959	25,410	26,190
Other borrowings	8,834	9,421	9,469	9,813	10,196

Total interest expense	29,808	30,873	33,428	35,223	36,386

Net Interest Income	115,623	114,838	110,869	112,910	113,693
Provision for loan and lease losses	11,355	10,412	12,258	9,004	18,030

Net Interest Income after Provision for Loan and Lease Losses	104,268	104,426	98,611	103,906	95,663

Noninterest Income
Loan servicing fee income	45,556	45,416	48,390	46,757	48,876
Amortization and impairment of mortgage servicing rights	(44,483)	(47,208)	(44,053)	(21,429)	(22,788)

Net loan servicing income	1,073	(1,792)	4,337	25,328	26,088

Gain on sale of loans	48,177	33,439	20,921	5,456	13,477
Loan production revenue	7,437	7,958	6,518	5,588	6,407
Deposit fee income	6,239	6,568	7,803	6,435	5,160
Other lease income	8,663	8,761	7,095	8,336	6,732
Other	1,604	6,027	6,683	1,790	7,988

Total noninterest income	73,193	60,961	53,357	52,933	65,852

Noninterest Expense
Salaries, commissions and other employee benefits expense	66,590	61,320	57,757	56,321	57,373
Equipment expense	15,948	13,641	13,608	11,709	10,760
Occupancy expense	5,349	5,381	5,237	5,031	4,540
General and administrative expense	70,934	67,318	62,983	48,650	72,566

Total noninterest expense	158,821	147,660	139,585	121,711	145,239

Income before Income Taxes	18,640	17,727	12,383	35,128	16,276
Provision for Income Taxes	6,794	3,967	4,625	13,333	6,860

Net Income	$11,846	$13,760	$7,758	$21,795	$9,416

Net Income Allocated to Participating Preferred Stock	$5,879	$2,799	$1,598	$4,417	$2,407
Net Income Allocated to Common Shareholders	$5,967	$10,961	$6,160	$17,378	$7,009
Net Earnings per Common Share, Basic	$0.08	$0.15	$0.08	$0.23	$0.09
Net Earnings per Common Share, Diluted	$0.08	$0.14	$0.08	$0.23	$0.09

Performance Metrics:
Adjusted net income attributable to the Company from continuing operations (1)	$27,254	$31,937	$25,631	$25,492	$24,535
Adjusted Net Earnings per Common Share, Basic (2)	$0.29	$0.34	$0.27	$0.27	$0.26
Adjusted Net Earnings per Common Share, Diluted (2)	$0.28	$0.33	$0.27	$0.26	$0.25
Yield on interest-earning assets	4.96%	5.02%	5.21%	5.52%	5.64%
Cost of interest-bearing liabilities	1.16	1.22	1.34	1.45	1.54
Net interest spread	3.80	3.80	3.87	4.07	4.10
Net interest margin	3.97	3.94	3.98	4.22	4.33
Return on average assets	0.36	0.43	0.25	0.73	0.32
Return on average equity	4.81	5.62	3.08	8.50	3.68
Adjusted return on average assets (3)	0.83	0.99	0.83	0.85	0.82
Adjusted return on average equity (3)	11.05	13.04	10.19	9.94	9.58

Credit Quality Ratios:
Adjusted non-performing assets as a percentage of total assets (4)	1.63%	1.86%	1.73%	1.64%	1.82%
ALLL as a percentage of loans and leases held for investment (excluding ASC 310-30) (5)	0.94	1.15	1.41	1.42	1.47

Capital Ratios:
Tier 1 (core) capital ratio (bank level) (6)	7.7%	8.0%	8.3%	8.3%	8.7%
Total risk-based capital ratio (bank level) (7)	15.2	15.7	15.7	16.4	16.9
Tangible equity to tangible assets (8)	7.1	7.3	7.6	8.1	8.4

Deposit Metrics:
Total core deposits as a percentage of total deposits (9)	95.5%	95.1%	97.6%	97.8%	97.7%
Deposit growth (trailing 12 months)	9.0	6.0	9.8	10.5	31.0

Banking and Wealth Management Metrics:
Efficiency ratio (10)	45.2%	44.0%	39.9%	38.2%	49.1%

Mortgage Banking Metrics:
Unpaid principal balance of loans originated	$1,906,275	$1,981,171	$1,580,457	$1,192,630	$1,219,916
Unpaid principal balance of loans serviced for the Company and others	53,645,997	54,838,057	55,792,331	56,872,149	57,681,853

Period End Balance Sheet Data:
Cash and cash equivalents	$384,723	$294,981	$459,278	$683,590	$650,030
Investment securities	2,228,305	2,191,832	2,651,096	2,930,412	2,852,768
Loans held for sale	2,530,966	2,725,286	1,792,687	792,396	615,289
Loans and leases held for investment, net	7,244,933	6,441,516	6,197,664	6,767,036	6,445,563
Total assets	13,774,821	13,041,678	12,550,764	12,520,174	11,889,363
Deposits	10,552,960	10,265,763	10,206,945	9,936,454	9,685,489
Total liabilities	12,780,132	12,074,013	11,577,056	11,492,489	10,868,779
Total shareholders’ equity	994,689	967,665	973,708	1,027,685	1,020,584

See Notes to Selected Quarterly Financial Data

EverBank Financial Corp and Subsidiaries

Selected Quarterly Financial Data - Notes

(1)	Adjusted net income attributable to the Company from continuing operations includes adjustments to our net income attributable to the Company from continuing operations for certain material items that we believe are not reflective of our ongoing business or operating performance, including the Tygris and Bank of Florida acquisitions. For a reconciliation of adjusted net income attributable to the Company from continuing operations to net income attributable to the Company from continuing operations, which is the most directly comparable GAAP measure, see Table 11a.
(2)	Both basic and diluted adjusted net earnings per common share are calculated using a numerator based on adjusted net income attributable to the Company from continuing operations. Adjusted net earnings per common share, basic is a non-GAAP financial measure and its most directly comparable GAAP measure is net earnings per common share, basic. Adjusted net earnings per common share, diluted is a non-GAAP financial measure and its most directly comparable GAAP measure is net earnings per common share, diluted. For 2012, both basic and diluted adjusted net earnings per common share have been adjusted to exclude the impact of the $4.5 million
(3)	Adjusted return on average assets equals adjusted net income attributable to the Company from continuing operations divided by average total assets and adjusted return on average equity equals adjusted net income attributable to the Company from continuing operations divided by average shareholders’ equity. Adjusted net income attributable to the Company from continuing operations is a non-GAAP measure of our financial performance and its most directly comparable GAAP measure is net income attributable to the Company from continuing operations. For a reconciliation of net income attributable to the Company from continuing operations to adjusted net income attributable to the Company from continuing operations, see Table 11a.
(4)	We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government-insured pool buyout loans for which payment is insured by the government. We also exclude loans, leases, and foreclosed property acquired in the Tygris and Bank of Florida acquisitions accounted for under ASC 310-30 or by analogy because, as of March 31, 2012, we expected to fully collect the carrying value of such loans, leases and foreclosed property. For more detailed information on NPA, see Table 8.
(5)	ALLL as a percentage of loans and leases held for investment (excluding ASC 310-30) equals the ALLL excluding the portion related to loans and leases accounted for under ASC 310-30 divided by loans and leases held for investment excluding loans and leases accounted for under ASC 310-30. For more detailed information on the ALLL, see Table 9a and Table 9b.
(6)	Calculated as Tier 1 (core) capital divided by adjusted total assets. Total assets are adjusted for goodwill, deferred tax assets disallowed from Tier 1 (core) capital and other regulatory adjustments.
(7)	Calculated as total risk-based capital divided by total risk-weighted assets. Risk-based capital includes Tier 1 (core) capital, allowance for loan and lease losses, subject to limitations, and other regulatory adjustments.
(8)	Calculated as tangible shareholders’ equity divided by tangible assets, after deducting goodwill and intangible assets from the numerator and the denominator. Tangible equity to tangible assets is a non-GAAP financial measure, and the most directly comparable GAAP financial measure for tangible equity is shareholders’ equity and the most directly comparable GAAP financial measure for tangible assets is total assets. For a reconciliation tangible equity to shareholders’ equity and a reconciliation of tangible assets to total assets, see Table 11b.
(9)

We measure core deposits as a percentage of total deposits to monitor the amount of our deposits that we believe demonstrate characteristics of being long-term, stable sources of funding. We define core deposits as deposits in which we interface directly with our customers. These deposits include demand deposits, negotiable order of withdrawal accounts, other transaction accounts, escrow deposits, money market deposit accounts, savings deposits, and time deposits where we maintain a primary customer relationship. Our definition of core deposits differs from regulatory and industry definitions, which generally exclude time deposits with balances greater than $100,000 and/or deposits generated from sources under which marketing fees are paid as a percentage of the deposit. Because the balances held by our customers and methods by which we pay our marketing sources have not impacted the stability of our funding sources, in our determination of what constitutes a “core” deposit, we have focused on what we believe drives funding stability, i.e., whether we maintain the primary customer relationships. We occasionally participate in Promontory Interfinancial Network, LLC’s CDARS One-Way BuySM products and bulk orders of master certificates through deposit brokers, including investment banking and brokerage firms, to manage our liquidity needs. Because these deposits do not allow us to maintain the primary customer relationship, we do not characterize such deposits as core deposits. For a reconciliation of core deposits to total deposits, see Table 11c.

(10)	The efficiency ratio represents noninterest expense from our Banking and Wealth Management segment as a percentage of total revenues from our Banking and Wealth Management segment. We use the efficiency ratio to measure noninterest costs expended to generate a dollar of revenue. Because of the significant costs we incur and fees we generate from activities related to our mortgage production and servicing operations, we believe the efficiency ratio is a more meaningful metric when evaluated within our Banking and Wealth Management segment. For additional information on the efficiency ratio, see Table 12.

EverBank Financial Corp and Subsidiaries

Reconciliation of Non-GAAP Measures

Adjusted Net Income Attributable to the Company from Continuing Operations	Table 11a

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollars in thousands)	2012	2011	2011	2011	2011

Net income attributable to the Company from continuing operations	$11,846	$13,760	$7,758	$21,795	$9,416
Gain on repurchase of trust preferred securities, net of tax	—	—	—	—	(2,910)
Transaction and non-recurring regulatory related expense, net of tax	3,884	4,331	4,751	2,136	5,613
Decrease in fair value of Tygris indemnification asset resulting from a decrease in estimated future credit losses, net of tax	—	—	—	—	5,382
Increase in Bank of Florida non-accretable discount, net of tax	2,135	2,208	298	—	501
Impact of change in ALLL methodology, net of tax	—	—	—	—	1,178
Early adoption of TDR guidance and policy change, net of tax	—	—	—	1,561	4,664
MSR impairment, net of tax	9,389	11,638	12,824	—	—
Tax expense related to revaluation of Tygris net unrealized built-in losses	—	—	—	—	691

Adjusted net income attributable to the Company from continuing operations	$27,254	$31,937	$25,631	$25,492	$24,535

Tangible Equity, Adjusted Tangible Equity and Tangible Assets	Table 11b

(dollars in thousands)	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011

Shareholders’ equity	$994,689	$967,665	$973,708	$1,027,685	$1,020,584
Less:
Goodwill	10,238	10,238	10,238	10,238	10,238
Intangible assets	7,052	7,404	7,756	8,081	8,351

Tangible equity	$977,399	$950,023	$955,714	$1,009,366	$1,001,995
Less:
Accumulated other comprehensive loss	(89,196)	(107,749)	(87,303)	(24,728)	(8,407)

Adjusted tangible equity	$1,066,595	$1,057,772	$1,043,017	$1,034,094	$1,010,402

Total assets	$13,774,821	$13,041,678	$12,550,764	$12,520,174	$11,889,363
Less:
Goodwill	10,238	10,238	10,238	10,238	10,238
Intangible assets	7,052	7,404	7,756	8,081	8,351

Tangible assets	$13,757,531	$13,024,036	$12,532,770	$12,501,855	$11,870,774

Core Deposits	Table 11c

(dollars in thousands)	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Total deposits	$10,552,960	$10,265,763	$10,206,945	$9,936,454	$9,685,489
Less:
Brokered deposits	258,285	225,122	212,793	212,893	217,784
CDARS One-Way SM time deposits	217,898	273,266	34,539	2,067	2,232

Core deposits	$10,076,777	$9,767,375	$9,959,613	$9,721,494	$9,465,473

EverBank Financial Corp and Subsidiaries

Business Segments Selected Financial Information	Table 12

	Banking and
	Wealth	Mortgage	Corporate
(dollars in thousands)	Management	Banking	Services	Eliminations	Consolidated
Three Months Ended March 31, 2012
Net interest income	$106,545	$10,496	$(1,418)	$—	$115,623
Provision for loan and lease losses	10,315	1,040	—	—	11,355

Net interest income after provision for loan and lease losses	96,230	9,456	(1,418)	—	104,268
Noninterest income	25,228	47,873	92	—	73,193
Noninterest expense:
Foreclosure and OREO expense	7,962	2,997	—	—	10,959
Other credit-related expenses	(183)	11,990	3	—	11,810
All other noninterest expense	51,846	56,864	27,342	—	136,052

Income (loss) before income tax	61,833	(14,522)	(28,671)	—	18,640

Adjustment items (pre-tax):
Increase in Bank of Florida non-accretable discount	3,444	—	—	—	3,444
MSR impairment	—	15,144	—	—	15,144
Transaction and non-recurring regulatory related expense	—	4,722	1,542	—	6,264

Adjusted income (loss) before income tax	65,277	5,344	(27,129)	—	43,492

Total assets as of March 31, 2012	12,494,752	1,438,744	92,381	(251,056)	13,774,821

Efficiency Ratios:
GAAP basis:
including foreclosure, OREO and other credit-related expenses	45.2%				84.1%
excluding foreclosure, OREO and other credit-related expenses	39.3%				72.1%
Adjusted basis:
including foreclosure, OREO and other credit-related expenses	45.2%				74.8%
excluding foreclosure, OREO and other credit-related expenses	39.3%				63.6%

Three Months Ended December 31, 2011
Net interest income	$104,117	$12,372	$(1,651)	$—	$114,838
Provision for loan and lease losses	9,014	1,398	—	—	10,412

Net interest income after provision for loan and lease losses	95,103	10,974	(1,651)	—	104,426
Noninterest income	29,309	31,637	15	—	60,961
Noninterest expense:
Foreclosure and OREO expense	6,470	4,839	—	—	11,309
Other credit-related expenses	2,629	5,956	—	—	8,585
All other noninterest expense	49,617	47,424	30,725	—	127,766

Income (loss) before income tax	65,696	(15,608)	(32,361)	—	17,727

Adjustment items (pre-tax):
Increase in Bank of Florida non-accretable discount	3,567	—	—	—	3,567
MSR impairment	—	18,771	—	—	18,771
Transaction and non-recurring regulatory related expense	—	3,802	3,180	—	6,982

Adjusted income (loss) before income tax	69,263	6,965	(29,181)	—	47,047

Total assets as of December 31, 2011	11,658,702	1,557,421	99,886	(274,331)	13,041,678

Efficiency Ratios:
GAAP basis:
including foreclosure, OREO and other credit-related expenses	44.0%				84.0%
excluding foreclosure, OREO and other credit-related expenses	37.2%				72.7%
Adjusted basis:
including foreclosure, OREO and other credit-related expenses	44.0%				72.3%
excluding foreclosure, OREO and other credit-related expenses	37.2%				62.1%

Three Months Ended March 31, 2011
Net interest income	$105,925	$9,422	$(1,654)	$—	$113,693
Provision for loan and lease losses	17,186	844	—	—	18,030

Net interest income after provision for loan and lease losses	88,739	8,578	(1,654)	—	95,663
Noninterest income	15,905	45,238	4,709	—	65,852
Noninterest expense:
Foreclosure and OREO expense	8,567	3,333	—	—	11,900
Other credit-related expenses	1,812	13,708	—	—	15,520
All other noninterest expense	49,400	37,128	31,291	—	117,819

Income (loss) before income tax	44,865	(353)	(28,236)	—	16,276

Adjustment items (pre-tax):
Increase in Bank of Florida non-accretable discount	807	—	—	—	807
Impact of change in ALLL methodology	1,900	—	—	—	1,900
Early adoption of TDR guidance and policy change	7,522	—	—	—	7,522
Gain on repurchase of trust preferred securities	—	—	(4,692)	—	(4,692)
Decrease in fair value of Tygris indemnification asset	8,680	—	—	—	8,680
Transaction and non-recurring regulatory related expense	—	205	8,848	—	9,053

Adjusted income (loss) before income tax	63,774	(148)	(24,080)	—	39,546

Total assets as of March 31, 2011	10,654,475	1,332,606	113,093	(210,811)	11,889,363

Efficiency Ratios:
GAAP basis:
including foreclosure, OREO and other credit-related expenses	49.1%				80.9%
excluding foreclosure, OREO and other credit-related expenses	40.5%				65.6%
Adjusted basis:
including foreclosure, OREO and other credit-related expenses	41.9%				72.9%
excluding foreclosure, OREO and other credit-related expenses	33.4%				57.2%

EverBank Financial Corp and Subsidiaries

Selected Historical Financial Data	Table 13

	As of and for the Year Ended December 31,
(dollars in thousands, except per share data)	2011	2010	2009	2008	2007

Income Statement Data:
Interest income	$588,220	$612,507	$440,594	$322,448	$263,378
Interest expense	135,910	147,167	163,211	202,621	184,963

Net interest income	452,310	465,340	277,383	119,827	78,415
Provision for loan and lease losses	49,704	79,341	121,912	37,278	5,632

Net interest income after provision for loan and lease losses	402,606	385,999	155,471	82,549	72,783
Noninterest income	233,103	357,807	232,098	175,829	177,115
Noninterest expense	554,195	493,933	299,179	220,998	202,674

Income before income taxes	81,514	249,873	88,390	37,380	47,224
Provision for income taxes	28,785	60,973	34,853	14,244	17,800

Net income from continuing operations	52,729	188,900	53,537	23,136	29,424
Discontinued operations, net of income taxes (1)	—	—	(172)	20,452	(1,934)

Net income	52,729	188,900	53,365	43,588	27,490
Loss attributable to non-controlling interest in subsidiaries	—	—	—	2,441	2,757

Net income attributable to the Company	$52,729	$188,900	$53,365	$46,029	$30,247

Per Share Data:
Weighted average common shares outstanding (units in thousands):
Basic	74,892	72,479	42,126	41,029	40,692
Diluted	77,506	74,589	43,299	42,196	41,946
Earnings from continuing operations per common share:
Basic	$0.55	$2.00	$0.80	$0.43	$0.68
Diluted	0.54	1.94	0.78	0.41	0.66

Balance Sheet Data:
Cash and cash equivalents	$294,981	$1,169,221	$23,273	$62,922	$33,948
Investment securities	2,191,832	2,203,589	1,678,863	715,662	283,615
Loans held for sale	2,725,286	1,237,665	1,282,963	915,197	943,521
Loans and leases held for investment, net	6,441,516	6,005,579	4,072,697	4,576,950	3,722,303
Total assets	13,041,678	12,007,886	8,060,179	7,048,267	5,521,919
Deposits	10,265,763	9,683,054	6,315,287	5,003,035	3,892,383
Total liabilities	12,074,013	10,994,688	7,506,268	6,628,643	5,273,407
Total shareholders’ equity	967,665	1,013,198	553,911	419,624	248,512

(1)	Discontinued operations for the year ended December 31, 2008 includes a $42.7 million after tax gain on the sale of our reverse mortgage business to an unaffiliated third party net of an $18.8 million after tax loss from operations of the reverse mortgage business before the sale.